Section 906 Certification

The following certification is provided by the undersigned Principal Executive Officer and Principal Financial Officer of Registrant on the basis of such officers’ knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

Certification

In connection with the Annual Reports of Janus Detroit Street Trust (the “Registrant”) on Form N-CSR for the period ended October 31, 2025, as filed with the Securities and Exchange Commission on
December 29, 2025
(the “Report”), we, Nick Cherney, Principal Executive Officer of the Registrant, and Jesper Nergaard, Principal Accounting Officer and Principal Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, that:

(1)   The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:                          /s/ Nick Cherney_____________
                                Nick Cherney
                                President and Chief Executive Officer (Principal Executive Officer)

Date:
December 29, 2025

By:                         /s/ Jesper Nergaard_____________
                               Jesper Nergaard
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Date:
December 29, 2025

This certification is being furnished to the Commission solely pursuant to the requirements of Form N-CSR and is not being “filed” as part of this report. A signed original of this written statement required by Section 906, or other documents authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.